77Q1(e)


Management Agreement between American Century ETF Trust and American Century Investment Management, Inc., effective as of January 8, 2018 (filed electronically as Exhibit d to Pre-Effective Amendment No. 2 to the Registration Statement
 of the Registrant on January 8, 2018, File No. 333-221045, and incorporated herein by reference).